DWS RREEF WORLD
REAL ESTATE FUND, INC.
(prior to July 1, 2010 named
DWS RREEF World Real Estate &
Tactical Strategies Fund, Inc.)

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES AND AGAINST ITEM 2.

1. Election of Class III Board Members: 01 - Kenneth C. Froewiss 02 - Rebecca W. Rimel 03 - William N. Searcy, Jr. 04 - Robert H. Wadsworth

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

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	For	Against	Abstain
2. If properly presented, a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund's Board of Directors.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 12, 2010 ADJOURNED UNTIL AUGUST 9, 2010.
The Notice of Annual Meeting of Stockholders and Proxy Statement are available at:
http://www.edocumentview.com/DRP

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — DWS RREEF WORLD REAL ESTATE FUND, INC.
(prior to July 1, 2010 named DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.)

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 12, 2010, ADJOURNED UNTIL AUGUST 9, 2010

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.

The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, in any capacity, with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on July 12, 2010, at 10:00 a.m., Eastern time, adjourned until August 9, 2010 at 2:00 p.m. at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, and at any and all adjournment(s) or postponement(s) thereof. This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES AND AGAINST THE STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)